Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 1, 2026, Vistance Networks, Inc. (“Vistance Networks”, or the “Company”) completed the sale of its RUCKUS Networks business (“Ruckus Business” or “Ruckus”) to Belden Inc. (“Belden” or the “Buyer”) for $1.846 billion in cash (the “Ruckus Sale Transaction” or the “Sale”). Ruckus provides wireless networks for enterprises and service providers. Product offerings include indoor cellular solutions such as indoor and outdoor Wi-Fi and long-term evolution (LTE) access points, access and aggregation switches; an Internet of Things suite, on-premises and cloud-based control and management systems; and software and software-as-a-service applications addressing security, location, reporting and analytics.

The following unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of Vistance Networks, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what Vistance Networks’ results of operations or financial position would have been had the Sale occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements should not be considered indicative of Vistance Networks’ future results of operations or financial position. The actual financial position and results of operations may differ significantly from the unaudited pro forma condensed consolidated financial statements presented herein due to a variety of factors.

The unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2026 have been derived from the historical unaudited condensed consolidated financial statements of Vistance Networks, included in Vistance Networks’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the Securities and Exchange Commission (“SEC”) on April 30, 2026. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2025, 2024 and 2023 have been derived from the historical audited consolidated financial statements of Vistance Networks, included in Vistance Networks’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with Vistance Networks’ historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 and for the years ended December 31, 2025, 2024 and 2023 reflect pro forma results of Vistance Networks’ operations as if the Sale had occurred on January 1, 2023. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, gives effect to the Sale as if it had occurred on that date. The adjustments in the “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated statements of operations give effect to the Other Separation Adjustments as if they occurred on January 1, 2025. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, gives effect to the Other Separation Adjustments as if they had occurred on that date.

The Sale represents a strategic shift that has a material effect on Vistance Networks’ operations and financial results. Accordingly, in the second quarter of 2026, the Sale met the criteria under Accounting Standards Codification (“ASC”) 205-20, Presentation of Financial Statements, for discontinued operations, and the Company will present the Sale as a discontinued operation in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026. The Company believes that the adjustments included within the “Discontinued Operations of the Ruckus Business” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. Vistance Networks’ current estimates on a discontinued operations basis are subject to change as the Company finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ended December 31, 2026.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

•
Transaction Accounting Adjustments:
o
Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.
•
Autonomous Entity Adjustments:
o
Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies or dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the disclosures as management adjustments.

The following unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet reflect the following transactions in conjunction with the Ruckus Sale Transaction:

•
Discontinued Operations of the Ruckus Business:
o
The historical financial results directly attributable to Ruckus in accordance with ASC 205
•
Other Separation Adjustments:
o
Cash proceeds from the Sale
o
Estimated unaccrued one-time bonus and transaction costs
o
Estimated taxes payable Vistance Networks will owe as a result of the Sale

The Company expects to distribute a significant portion of the net proceeds to shareholders as a special distribution within 60 days following the closing of the Sale. The exact amount and timing of the distribution will be determined by the Board after closing and taking into account all relevant factors. Accordingly, no amounts related to the special distribution are reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements do not contain any autonomous entity adjustments or potential synergies or dis-synergies that may occur in connection with the Sale.

Vistance Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2026

(In millions, except share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical Vistance Networks	Discontinued Operations of the Ruckus Business (a)	Other Separation Adjustments	Notes	Pro Forma
Assets
Cash and cash equivalents	$2,510.0	$(191.7)	$1,830.0	(b)	$4,148.3
Accounts receivable, net	377.4	(108.9)	-		268.5
Inventories, net	336.9	(81.7)	-		255.2
Prepaid expenses and other current assets	99.5	(4.1)	-		95.4
Total current assets	$3,323.8	$(386.4)	$1,830.0		$4,767.4
Property, plant and equipment, net	56.3	(7.9)	-		48.4
Goodwill	764.6	(495.9)	-		268.7
Other intangible assets, net	805.0	(107.6)	-		697.4
Deferred income taxes	303.9	(99.5)	-		204.4
Other noncurrent assets	189.4	(27.4)	-		162.0
Total assets	$5,443.0	$(1,124.7)	$1,830.0		$6,148.3
Liabilities and Stockholders’ Equity
Accounts payable	$164.6	$(39.2)	$-		125.4
Accrued and other liabilities	334.0	(154.3)	73.8	(c)(h)(i)	253.5
Total current liabilities	$498.6	$(193.5)	$73.8		$378.9
Deferred income taxes	69.4	(1.5)	-		67.9
Other noncurrent liabilities	280.5	(125.0)	-		155.5
Total liabilities	$848.5	$(320.0)	$73.8		$602.3
Commitments and contingencies
Stockholders' equity:
Common stock, $0.01 par value: Authorized shares 1,300,000,000; Issued and outstanding shares: 225,513,374	2.5	-	-		2.5
Additional paid-in capital	2,491.7	-	-		2,491.7
Retained earnings	2,454.4	(804.7)	1,756.2	(e)	3,405.9
Accumulated other comprehensive income	1.1	-	-		1.1
Treasury stock, at cost: 19,766,856 shares	(355.2)	-	-		(355.2)
Total stockholders' equity	4,594.5	(804.7)	1,756.2		5,546.0
Total liabilities and stockholders' equity	$5,443.0	$(1,124.7)	$1,830.0		$6,148.3

See notes to unaudited pro forma condensed consolidated financial statements

Vistance Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2026

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical Vistance Networks	Discontinued Operations of the Ruckus Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma
Net sales	$471.8	$(173.4)		$-		$298.4
Cost of sales	238.1	(55.9)		-		182.2
Gross profit	233.7	(117.5)		-		116.2
Transition service agreement income	1.1	-		-		1.1
Operating expenses:
Selling, general and administrative	109.2	(53.6)		-		55.6
Research and development	58.2	(25.3)		-		32.9
Amortization of purchased intangible assets	34.1	(12.5)		-		21.6
Restructuring costs, net	9.6	(3.0)		-		6.6
Total operating expenses	211.1	(94.4)		-		116.7
Operating income	23.7	(23.1)		-		0.6
Other income, net	2.1	(0.4)		-		1.7
Interest income	20.7	-		-		20.7
Income from continuing operations before income taxes	46.5	(23.5)		-		23.0
Income tax benefit	185.2	5.1	(f)	-		190.3
Income from continuing operations	231.7	(18.4)		-		213.3
Series A convertible preferred stock dividends	(1.7)	-		-		(1.7)
Net income from continuing operations attributable to common stockholders	$230.0	$(18.4)		$-		$211.6

Earnings per share from continuing operations
Basic	$1.02				(j)	$0.94
Diluted	$0.97				(j)	$0.89

Weighted average shares outstanding:
Basic	225.2				(j)	225.2
Diluted	237.9				(j)	237.9

See notes to unaudited pro forma condensed consolidated financial statements

Vistance Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2025

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical Vistance Networks	Discontinued Operations of the Ruckus Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma
Net sales	$1,931.6	$(686.8)		$-		$1,244.8
Cost of sales	975.7	(230.4)		-		745.3
Gross profit	955.9	(456.4)		-		499.5
Transition service agreement income	35.5	-		16.1	(d)	51.6
Operating expenses:
Selling, general and administrative	497.4	(193.6)		2.4	(h)	306.2
Research and development	283.5	(118.4)		-		165.1
Amortization of purchased intangible assets	138.4	(49.9)		-		88.5
Restructuring costs, net	19.7	(3.4)		-		16.3
Other	4.8	-		-		4.8
Total operating expenses	943.8	(365.3)		2.4		580.9
Operating income (loss)	47.6	(91.1)		13.7		(29.8)
Other expense, net	(9.4)	1.8		-		(7.6)
Interest income	16.7	-		-		16.7
Income (loss) from continuing operations before income taxes	54.9	(89.3)		13.7		(20.7)
Income tax benefit	269.4	31.2	(f)	(3.1)	(g)	297.5
Income from continuing operations	324.3	(58.1)		10.6		276.8
Series A convertible preferred stock dividends	(68.9)	-		-		(68.9)
Net income from continuing operations attributable to common stockholders	$255.4	$(58.1)		$10.6		$207.9

Earnings per share from continuing operations
Basic	$1.16				(j)	$0.95
Diluted	$1.11				(j)	$0.90

Weighted average shares outstanding:
Basic	219.5				(j)	219.5
Diluted	230.0				(j)	230.0

See notes to unaudited pro forma condensed consolidated financial statements

Vistance Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2024

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical Vistance Networks	Discontinued Operations of the Ruckus Business (a)	Notes	Pro Forma
Net sales	$1,382.6	$(521.2)		$861.4
Cost of sales	777.5	(223.7)		553.8
Gross profit	605.1	(297.5)		307.6
Transition service agreement income	24.5	-		24.5
Operating expenses:
Selling, general and administrative	472.0	(152.3)		319.7
Research and development	247.5	(94.5)		153.0
Amortization of purchased intangible assets	165.1	(49.9)		115.2
Restructuring costs, net	36.7	(1.9)		34.8
Total operating expenses	921.3	(298.6)		622.7
Operating loss	(291.7)	1.1		(290.6)
Other income, net	7.9	(0.8)		7.1
Interest income	10.9	-		10.9
Loss from continuing operations before income taxes	(272.9)	0.3		(272.6)
Income tax benefit	66.9	(2.2)	(f)	64.7
Loss from continuing operations	(206.0)	(1.9)		(207.9)
Series A convertible preferred stock dividends	(65.2)	-		(65.2)
Net loss from continuing operations attributable to common stockholders	$(271.2)	$(1.9)		$(273.1)

Loss per share from continuing operations
Basic	$(1.27)		(j)	$(1.27)
Diluted	$(1.27)		(j)	$(1.27)

Weighted average shares outstanding:
Basic	214.4		(j)	214.4
Diluted	214.4		(j)	214.4

See notes to unaudited pro forma condensed consolidated financial statements

Vistance Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2023

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical Vistance Networks	Discontinued Operations of the Ruckus Business (a)	Notes	Pro Forma
Net sales	$1,863.8	$(739.4)		$1,124.4
Cost of sales	963.5	(283.7)		679.8
Gross profit	900.3	(455.7)		444.6
Transition service agreement income	-	-		-
Operating expenses:
Selling, general and administrative	512.4	(174.2)		338.2
Research and development	318.8	(111.2)		207.6
Amortization of purchased intangible assets	227.0	(49.9)		177.1
Restructuring costs, net	29.4	(3.2)		26.2
Asset impairments	472.3	-		472.3
Total operating expenses	1,559.9	(338.5)		1,221.4
Operating loss	(659.6)	(117.2)		(776.8)
Other income, net	75.5	0.3		75.8
Interest income	11.1	-		11.1
Loss from continuing operations before income taxes	(573.0)	(116.9)		(689.9)
Income tax expense	(79.8)	23.8	(f)	(56.0)
Loss from continuing operations	(652.8)	(93.1)		(745.9)
Series A convertible preferred stock dividends	(61.8)	-		(61.8)
Net loss from continuing operations attributable to common stockholders	$(714.6)	$(93.1)		$(807.7)

Loss per share from continuing operations
Basic	$(3.39)		(j)	$(3.83)
Diluted	$(3.39)		(j)	$(3.83)

Weighted average shares outstanding:
Basic	210.9		(j)	210.9
Diluted	210.9		(j)	210.9

See notes to unaudited pro forma condensed consolidated financial statements

Vistance Networks, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

1. BASIS OF PRESENTATION

The historical financial information as of and for the three months ended March 31, 2026, has been derived from and should be read in conjunction with the historical unaudited condensed consolidated financial statements of Vistance Networks, included in Vistance Networks’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and the assumptions outlined in Note 2 below. The historical financial information for the years ended December 31, 2025, 2024 and 2023 has been derived from and should be read in conjunction with the historical audited consolidated financial statements of Vistance Networks, included in Vistance Networks’ Annual Report on Form 10-K for the year ended December 31, 2025, and the assumptions outlined in Note 2 below.

2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

a)
The “Discontinued Operations of the Ruckus Business” column in the unaudited pro forma condensed consolidated financial statements represents the historical financial results directly attributable to Ruckus in accordance with ASC 205.

b)
The unaudited pro forma condensed consolidated balance sheet reflects the cash consideration received in exchange for the sale of Ruckus, as follows:

Amount
Cash consideration received for sale of Ruckus	$1,846.0
Investment banker fees owed upon closing	(16.0)
Pro forma adjustment to cash and cash equivalents	$1,830.0

c)
Estimated unaccrued one-time transaction costs of $16.4 were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These costs consist of accounting, financial, and legal advisory fees.

d)
In conjunction with the Sale, the Company entered into a Transition service agreement (“TSA”). Under the TSA, the Company will provide and receive certain post-closing services on a transitional basis. The TSA has an initial term of up to 9 months for certain services and provides for options to extend services for one renewal term of three months. For services provided, a pro forma adjustment recognizing the related monthly fixed fee income was included in transition services agreement income of $16.1 for the year ended December 31, 2025. The adjustment reflects only the initial contractual term of the TSA and excludes any renewal periods.

e)
The adjustment made to retained earnings in the unaudited pro forma condensed consolidated balance sheet consists of the following adjustments:

Amount
Cash consideration received for sale of Ruckus	$1,846.0
Estimated unaccrued one-time transaction costs	(16.4)
Investment banker fees owed upon closing	(16.0)
One-time transaction bonus costs	(2.4)
Estimated taxes payable from the Sale	(55.0)
Pro forma adjustment to retained earnings	$1,756.2

f)
The income tax impacts of discontinued operations have been estimated using the applicable statutory income tax rate in the respective jurisdictions, adjusted for effective tax rate impacts related to permanent differences and income tax credits. The estimated income tax adjustments are subject to change and actual amounts will differ from the results reflected herein.

Vistance Networks, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

g)
Represents the tax impact of the pro forma Other Separation Adjustments at the applicable blended statutory income tax rates.

h)
Estimated unaccrued one-time bonus costs of $2.4 were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These one-time costs were directly attributed to the Sale and were paid by the Company following the Sale.

The adjustment to selling, general and administrative of $2.4 in the unaudited proforma condensed consolidated statement of operations for the year ended December 31, 2025 reflects the one-time bonus costs assuming payment made on January 1, 2025.

i)
Represents taxes payable adjustment of $55.0 within accrued and other liabilities in the unaudited pro forma condensed consolidated balance sheet for the expected income tax payable due as a result of the gain on Sale. The current tax payable on the gain is reduced by tax attributes utilized in the current year. The estimated tax impact is subject to change and the actual impact could differ from the results reflected herein.

j)
The following table summarizes the unaudited pro forma net earnings (loss) from continuing operations per share for the three months ended March 31, 2026 and years ended December 31, 2025, 2024 and 2023:

	Three Months Ended March 31, 2026	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023
Numerator:
Income (loss) from continuing operations attributable to common stockholders	$211.6	$207.9	$(273.1)	$(807.7)

Denominator:
Weighted average common shares outstanding - basic	225.2	219.5	214.4	210.9
Dilutive effect of equity-based awards	8.0	10.5	-	-
Dilutive effect of as-if converted Series A convertible preferred stock	4.7	-	-	-
Weighted average common shares outstanding - diluted	237.9	230.0	214.4	210.9

Basic:
Earnings (loss) from continuing operations per share	$0.94	$0.95	$(1.27)	$(3.83)
Diluted:
Earnings (loss) from continuing operations per share	$0.89	$0.90	$(1.27)	$(3.83)